UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07885

Name of Fund: Master Enhanced S&P 500 Series of Quantitative Master Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
        Officer, Master Enhanced S&P 500 Series of Quantitative Master Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
        P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders

Enhanced S&P 500 Series

Annual Report, December 31, 2004

Market and Economic Environment

Despite some suspense along the way, 2004 proved to be a positive year for U.S. equity markets. The benchmark Standard & Poor's (S&P) 500 Index returned +10.88% for the 12 months ended December 31, 2004. The first and second quarters of 2004 brought about slight gains, with the S&P 500 Index returning +1.69% and +1.72%, respectively. The Index slid in the third quarter, returning -1.87%, but experienced a strong bounce back in the fourth quarter, returning +9.23%.

Economic news was mixed for much of the first three quarters of 2004 before turning generally positive in the fourth quarter. The first quarter was impacted positively by good productivity and gross domestic product (GDP) numbers, but set back by the railroad bombing in Madrid, Spain, which caused market volatility to increase substantially. Renewed fears of terrorist attacks cast the long shadow of geopolitical unrest on equity markets around the world heading into the second quarter. The aura of uncertainty was exacerbated by such factors as persistent violence in Iraq, record-high oil prices and mixed, though slowly improving, U.S. economic data. As the second quarter drew to a close, the drumbeat of presidential election drama gradually swelled in the United States.

In the third quarter, the course of economic news began to slowly point toward a strengthening economy. But despite better-than-expected corporate earnings and Federal Reserve (Fed) Chairman Alan Greenspan's congressional testimony that his outlook on economic growth remained constructive, a number of challenges hampered the U.S. equity market in the third quarter. Election buildup, a shifting Fed policy and higher oil prices fanned the flames of fear that the U.S. economy would slow.

The fourth quarter, however, proved to be the break-out that investors were looking for in the U.S. equity markets. Negative October news segued into positive November and December news. As a result of moderating oil prices, unwinding of the election uncertainty, reasonably good economic and earnings news, and the beginning of the seasonally strong year-end period, the market experienced a positive post-election bounce. As expected, the Fed continued to raise the federal funds rate throughout the year, more than doubling it from 1% to 2.25% by December 31, 2004.

Small-capitalization and mid-capitalization stocks generally outperformed their large-capitalization counterparts, with the S&P SmallCap 600 Index returning +22.65%, the S&P MidCap 400 Index returning +16.48% and the S&P 500 Index of large-cap stocks returning +10.88%.

Portfolio Matters

For the 12-month period ended December 31, 2004, the Enhanced S&P 500 Series returned +11.51 (net return, master level), outperforming the +10.88% return of the benchmark S&P 500 Index. Performance benefited primarily from our stock selection strategies, while stock substitution strategies added to performance as well.

Stock Selection

The goal of our stock selection process is to use quantitative screens to determine if a stock might outperform or underperform the market. Each security is analyzed using quantitative screens designed to capture various factors and to provide signals that inform our investment decisions. These signals might include, but are not limited to, earnings quality, valuations, earnings surprise, equity issuance, short interest and price momentum.

The stock selection process was slightly negative in the first quarter. Positive contributions came from the value and small cap signals, while the low price signal negatively impacted performance.

Stock selection was positive for the remaining three quarters. In the second quarter, earnings estimate revisions and value signals both contributed to performance, while momentum was a slight detractor. Initial public offerings
(IPOs), secondary equity offerings, and short interest also were additive stock selection strategies. In the third quarter, the value signal contributed most to performance, and price momentum also was positive. The largest detractors during the third quarter were the earnings surprise and equity issuance signals. The short interest signal also had a slightly negative impact.

Again, the value signal contributed most to performance in the fourth quarter, while the earnings surprise, earnings quality, price momentum and low price signals also were positive. The largest negative contribution in the fourth quarter came from the equity issuance signal, while the short interest signal also was negative.

Stock Substitution

We apply stock substitution opportunistically as a value-added trading strategy. The goal is to try to take advantage of temporary strength in a security that might occur due to a corporate acquisition, corporate restructuring or index composition change. We also might employ convertible bond substitution when opportunities exist, taking a position in a convertible security as a cheaper alternative to a company's stock.

The stock substitution process was slightly positive for the first quarter. Index changes were approximately flat, with trades related to the Morgan Stanley Capital International (MSCI) index rebalance and U.S. Bancorp's spin-off of Piper Jaffery being among the more notable contributions. Merger arbitrage activity increased significantly and several new deals were initiated, including the Fleet Bank Boston/Bank of America merger and JPMorgan's acquisition of BancOne. Additionally, the merger of Concord and First Data Corp. closed in February.

Stock substitution was positive for the second quarter. Of particular note was the rebalancing of the MSCI indexes. Due to the overlap between the MSCI North America Index and the S&P 500 Index, our successful management of these index changes contributed to the portfolio's return. Merger-and-acquisition (M&A) activity increased, and the portfolio benefited from the AT&T Wireless/Cingular and the CIMA/Cephalon mergers.

Stock substitution was down slightly in the third quarter. A positive contribution from our structural index change strategies was negated by underperformance in mergers and convertibles. Several of our merger deals widened out considerably due to changes in deal terms.

Finally, our stock substitution process was positive for the fourth quarter. Contributions to performance came from our structural index change strategies, highlighted by the Freescale spin-off from Motorola and the Limited and Progressive Dutch auctions. We also saw many M&A deals close in the fourth quarter, with cash deals adding the most to performance. Finally, several new large transactions were announced, such as Sprint/Nextel and Johnson & Johnson/Guidant.

Year-End Strategy

In October, we introduced an earnings quality signal in the portfolio. We also removed the price momentum signal at the completion of the tax-loss selling by mutual funds. In December, we removed the earnings surprise signal and established turn-of-the-year positions via reverse momentum, low price and small cap signals.

                                                  Master Enhanced S&P 500 Series

Schedule of Investments as of December 31, 2004

----------------------------------------------------------------------------------------------------------------------------------
Industry*                               Shares Held      Common Stocks                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Aerospace & Defense - 1.7%                   25,300      Boeing Co.                                                  $   1,309,781
                                             26,400      Honeywell International, Inc.                                     934,824
                                             14,000      Lockheed Martin Corp.                                             777,700
                                             10,400      Northrop Grumman Corp.                                            565,344
                                             15,000      Raytheon Co.                                                      582,450
                                              4,500      Rockwell Collins, Inc.                                            177,480
                                             13,600      United Technologies Corp.                                       1,405,560
                                                                                                                     -------------
                                                                                                                         5,753,139
----------------------------------------------------------------------------------------------------------------------------------
Air Freight & Logistics - 0.9%                8,500      FedEx Corp.                                                       837,165
                                                400      Ryder System, Inc.                                                 19,108
                                             25,500      United Parcel Service, Inc.                                     2,179,230
                                                                                                                     -------------
                                                                                                                         3,035,503
----------------------------------------------------------------------------------------------------------------------------------
Airlines - 0.1%                               3,500    + Delta Air Lines, Inc.                                              26,180
                                             17,700      Southwest Airlines Co.                                            288,156
                                                                                                                     -------------
                                                                                                                           314,336
----------------------------------------------------------------------------------------------------------------------------------
Auto Components - 0.4%                        2,100      Cooper Tire & Rubber Co.                                           45,255
                                             27,300      Dana Corp.                                                        473,109
                                              7,600      Delphi Corp.                                                       68,552
                                             23,900    + The Goodyear Tire & Rubber Co.                                    350,374
                                              5,400      Johnson Controls, Inc.                                            342,576
                                              3,600      Visteon Corp.                                                      35,172
                                                                                                                     -------------
                                                                                                                         1,315,038
----------------------------------------------------------------------------------------------------------------------------------
Automobiles - 0.5%                           96,600      Ford Motor Co.                                                  1,414,224
                                              7,500      Harley-Davidson, Inc.                                             455,625
                                                                                                                     -------------
                                                                                                                         1,869,849
----------------------------------------------------------------------------------------------------------------------------------
Beverages - 1.7%                             18,300      Anheuser-Busch Cos., Inc.                                         928,359
                                              2,700      Brown-Forman Corp. Class B                                        131,436
                                             68,100      The Coca-Cola Co.                                               2,835,003
                                             15,800      Coca-Cola Enterprises, Inc.                                       329,430
                                              4,100      Pepsi Bottling Group, Inc.                                        110,864
                                             31,510      PepsiCo, Inc.                                                   1,644,822
                                                                                                                     -------------
                                                                                                                         5,979,914
----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 1.1%                         35,780    + Amgen, Inc.                                                     2,295,287
                                              2,800      Applera Corp. - Applied Biosystems Group                           58,548
                                              8,610    + Biogen Idec, Inc.                                                 573,512
                                              3,600    + Chiron Corp.                                                      119,988
                                              3,284    + Genzyme Corp.                                                     190,702
                                             13,768    + Gilead Sciences, Inc.                                             481,742
                                              8,900    + Medimmune, Inc.                                                   241,279
                                                                                                                     -------------
                                                                                                                         3,961,058
----------------------------------------------------------------------------------------------------------------------------------
Building Products - 0.4%                      6,000    + American Standard Cos., Inc.                                      247,920
                                             30,000      Masco Corp.                                                     1,095,900
                                                                                                                     -------------
                                                                                                                         1,343,820
----------------------------------------------------------------------------------------------------------------------------------
Capital Markets - 2.5%                       19,200      The Bank of New York Co., Inc.                                    641,664
                                             83,600      The Charles Schwab Corp.                                          999,856
                                             40,400    + E*Trade Financial Corp.                                           603,980
                                                200      Federated Investors, Inc. Class B                                   6,080
                                              7,100      Franklin Resources, Inc.                                          494,515
                                              8,900      Goldman Sachs Group, Inc.                                         925,956
                                             10,700      Janus Capital Group, Inc.                                         179,867
                                              9,949      Lehman Brothers Holdings, Inc.                                    870,339
                                             35,800      Mellon Financial Corp.                                          1,113,738
                                              1,400      Merrill Lynch & Co., Inc. (b)                                      83,678
                                             34,600      Morgan Stanley                                                  1,920,992
                                              9,500      Northern Trust Corp.                                              461,510
                                              3,800      T. Rowe Price Group, Inc.                                         236,360
                                                  3      UBS AG Registered                                                     252
                                                                                                                     -------------
                                                                                                                         8,538,787
----------------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.3%                              5,500      Air Products & Chemicals, Inc.                                    318,835
                                             26,594      The Dow Chemical Co.                                            1,316,669
                                             26,400      EI Du Pont de Nemours & Co.                                     1,294,920
                                                600      Eastman Chemical Co.                                               34,638
                                              4,700      Ecolab, Inc.                                                      165,111
                                              3,200    + Hercules, Inc.                                                     47,520
                                                700      International Flavors & Fragrances, Inc.                           29,988
                                              8,400      Monsanto Co.                                                      466,620
                                              3,500      PPG Industries, Inc.                                              238,560
                                              7,200      Praxair, Inc.                                                     317,880
                                              4,400      Rohm & Haas Co.                                                   194,612
                                              3,400      Sigma-Aldrich Corp.                                               205,564
                                                                                                                     -------------
                                                                                                                         4,630,917
----------------------------------------------------------------------------------------------------------------------------------

                                                  Master Enhanced S&P 500 Series

----------------------------------------------------------------------------------------------------------------------------------
Industry*                               Shares Held      Common Stocks                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Commercial Banks - 5.1%                       8,500      AmSouth Bancorp                                             $     220,150
                                             13,525      BB&T Corp.                                                        568,726
                                            115,722      Bank of America Corp.                                           5,437,777
                                              6,300      Comerica, Inc.                                                    384,426
                                              1,618      Compass Bancshares, Inc.                                           78,748
                                             14,334      Fifth Third Bancorp                                               677,711
                                              1,400      First Horizon National Corp.                                       60,354
                                              5,048      Huntington Bancshares, Inc.                                       125,089
                                             10,600      Keycorp                                                           359,340
                                              5,100      Marshall & Ilsley Corp.                                           225,420
                                             38,900      National City Corp.                                             1,460,695
                                             10,366      North Fork Bancorporation, Inc.                                   299,059
                                              5,695      PNC Financial Services Group, Inc.                                327,121
                                             10,595      Regions Financial Corp.                                           377,076
                                              5,833      Riggs National Corp.                                              124,010
                                              8,700      Synovus Financial Corp.                                           248,646
                                             47,754      US Bancorp                                                      1,495,655
                                              1,183      Unizan Financial Corp.                                             31,172
                                             44,888      Wachovia Corp.                                                  2,361,109
                                             46,055      Wells Fargo & Co.                                               2,862,318
                                              1,200      Zions Bancorporation                                               81,636
                                                                                                                     -------------
                                                                                                                        17,806,238
----------------------------------------------------------------------------------------------------------------------------------
Commercial Services & Supplies - 1.3%        57,400    + Allied Waste Industries, Inc.                                     532,672
                                              1,800      Avery Dennison Corp.                                              107,946
                                             54,400      Cendant Corp.                                                   1,271,872
                                              4,000      Cintas Corp.                                                      175,440
                                              3,800      Equifax, Inc.                                                     106,780
                                             18,200      H&R Block, Inc.                                                   891,800
                                              9,900    + Ionics, Inc.                                                      429,066
                                              4,500      Pitney Bowes, Inc.                                                208,260
                                              7,391      RR Donnelley & Sons Co.                                           260,828
                                              2,600      Robert Half International, Inc.                                    76,518
                                             13,800      Waste Management, Inc.                                            413,172
                                                                                                                     -------------
                                                                                                                         4,474,354
----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 2.3%              22,700    + ADC Telecommunications, Inc.                                       60,836
                                              4,500    + Andrew Corp.                                                       61,335
                                             16,000    + Ciena Corp.                                                        53,440
                                            166,300    + Cisco Systems, Inc.                                             3,209,590
                                              3,400    + Comverse Technology, Inc.                                          83,130
                                             76,700    + Corning, Inc.                                                     902,759
                                            181,800    + JDS Uniphase Corp.                                                576,306
                                            237,900    + Lucent Technologies, Inc.                                         894,504
                                             30,103      Motorola, Inc.                                                    517,772
                                             30,200    + Qualcomm, Inc.                                                  1,280,480
                                              4,400      Scientific-Atlanta, Inc.                                          145,244
                                             11,705    + Tellabs, Inc.                                                     100,546
                                                                                                                     -------------
                                                                                                                         7,885,942
----------------------------------------------------------------------------------------------------------------------------------
Computers & Peripherals - 4.1%               10,500    + Apple Computer, Inc.                                              676,200
                                             71,700    + Dell, Inc.                                                      3,021,438
                                             99,908    + EMC Corp.                                                       1,485,632
                                             10,500    + Gateway, Inc.                                                      63,105
                                             88,410      Hewlett-Packard Co.                                             1,853,958
                                             45,500      International Business Machines Corp.                           4,485,390
                                              2,900    + Lexmark International, Inc. Class A                               246,500
                                              1,700    + NCR Corp.                                                         117,691
                                              1,100    + QLogic Corp.                                                       40,403
                                             24,700      State Street Corp.                                              1,213,264
                                            178,300    + Sun Microsystems, Inc.                                            959,254
                                                                                                                     -------------
                                                                                                                        14,162,835
----------------------------------------------------------------------------------------------------------------------------------
Construction Materials - 0.0%                 1,200      Vulcan Materials Co.                                               65,532
----------------------------------------------------------------------------------------------------------------------------------
Consumer Finance - 1.2%                      35,400      American Express Co.                                            1,995,498
                                             39,000      MBNA Corp.                                                      1,099,410
                                             35,400    + Providian Financial Corp.                                         583,038
                                             10,900      SLM Corp.                                                         581,951
                                                                                                                     -------------
                                                                                                                         4,259,897
----------------------------------------------------------------------------------------------------------------------------------
Containers & Packaging - 0.1%                 4,900      Ball Corp.                                                        215,502
                                                900    + Pactiv Corp.                                                       22,761
                                              2,700    + Sealed Air Corp.                                                  143,829
                                                                                                                     -------------
                                                                                                                           382,092
----------------------------------------------------------------------------------------------------------------------------------
Distributors - 0.1%                           3,800      Genuine Parts Co.                                                 167,428
----------------------------------------------------------------------------------------------------------------------------------

                                                  Master Enhanced S&P 500 Series

----------------------------------------------------------------------------------------------------------------------------------
Industry*                               Shares Held      Common Stocks                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 3.4%         5,400      CIT Group, Inc.                                             $     247,428
                                            146,213      Citigroup, Inc.                                                 7,044,542
                                            100,363      JPMorgan Chase & Co.                                            3,915,161
                                              1,282      Onyx Acceptance Corp.                                              35,845
                                              2,300      Principal Financial Group                                          94,162
                                              4,900      SPDR Trust Series 1 (c)                                           592,263
                                                                                                                     -------------
                                                                                                                        11,929,401
----------------------------------------------------------------------------------------------------------------------------------
Diversified Telecommunication                19,100      AT&T Corp.                                                        364,046
Services - 3.0%                              19,600      Alltel Corp.                                                    1,151,696
                                             54,200      BellSouth Corp.                                                 1,506,218
                                             14,800      CenturyTel, Inc.                                                  524,956
                                              5,200      Citizens Communications Co.                                        71,708
                                             51,200    + Qwest Communications International                                227,328
                                             93,400      SBC Communications, Inc.                                        2,406,918
                                             39,900      Sprint Corp.                                                      991,515
                                             78,000      Verizon Communications, Inc.                                    3,159,780
                                                                                                                     -------------
                                                                                                                        10,404,165
----------------------------------------------------------------------------------------------------------------------------------
Electric Utilities - 1.9%                     5,500      Ameren Corp.                                                      275,770
                                              8,700      American Electric Power Co., Inc.                                 298,758
                                              8,600      Centerpoint Energy, Inc.                                           97,180
                                              3,000      Cinergy Corp.                                                     124,890
                                              7,300      Consolidated Edison, Inc.                                         319,375
                                              4,900      DTE Energy Co.                                                    211,337
                                              6,600      Edison International                                              211,398
                                              6,400      Entergy Corp.                                                     432,576
                                             20,724      Exelon Corp.                                                      913,307
                                             12,200      FPL Group, Inc.                                                   911,950
                                              9,664      FirstEnergy Corp.                                                 381,825
                                             13,300    + PG&E Corp.                                                        442,624
                                              3,700      PPL Corp.                                                         197,136
                                                600      Pinnacle West Capital Corp.                                        26,646
                                              7,000      Progress Energy, Inc.                                             316,680
                                             21,100      The Southern Co.                                                  707,272
                                              5,600      TECO Energy, Inc.                                                  85,904
                                              5,700      TXU Corp.                                                         367,992
                                              2,908      Unisource Energy Corp.                                             70,112
                                              6,500      Xcel Energy, Inc.                                                 118,300
                                                                                                                     -------------
                                                                                                                         6,511,032
----------------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 0.3%                   2,800      American Power Conversion Corp.                                    59,920
                                              1,900      Cooper Industries Ltd. Class A                                    128,991
                                             11,300      Emerson Electric Co.                                              792,130
                                              2,300    + Power-One, Inc.                                                    20,516
                                              3,700      Rockwell Automation, Inc.                                         183,335
                                                                                                                     -------------
                                                                                                                         1,184,892
----------------------------------------------------------------------------------------------------------------------------------
Electronic Equipment & Instruments           13,600    + Agilent Technologies, Inc.                                        327,760
- 0.4%                                       54,300    + Sanmina-SCI Corp.                                                 459,921
                                             18,600    + Solectron Corp.                                                    99,138
                                             34,600      Symbol Technologies, Inc.                                         598,580
                                                800      Tektronix, Inc.                                                    24,168
                                                                                                                     -------------
                                                                                                                         1,509,567
----------------------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services - 0.7%            6,900      BJ Services Co.                                                   321,126
                                              7,500      Baker Hughes, Inc.                                                320,025
                                             28,800      Halliburton Co.                                                 1,130,112
                                              2,500    + Nabors Industries Ltd.                                            128,225
                                              2,000    + Noble Corp.                                                        99,480
                                             11,000    + Transocean, Inc.                                                  466,290
                                                                                                                     -------------
                                                                                                                         2,465,258
----------------------------------------------------------------------------------------------------------------------------------
Food & Staples Retailing - 3.0%              12,700      CVS Corp.                                                         572,389
                                             14,600      Costco Wholesale Corp.                                            706,786
                                             16,900    + The Kroger Co.                                                    296,426
                                             41,000    + Safeway, Inc.                                                     809,340
                                              3,800      Supervalu, Inc.                                                   131,176
                                             38,100      Sysco Corp.                                                     1,454,277
                                            119,200      Wal-Mart Stores, Inc.                                           6,296,144
                                              4,100      Walgreen Co.                                                      157,317
                                                                                                                     -------------
                                                                                                                        10,423,855
----------------------------------------------------------------------------------------------------------------------------------
Food Products - 1.5%                         21,700      Archer-Daniels-Midland Co.                                        484,127
                                             14,600      Campbell Soup Co.                                                 436,394
                                             11,600      ConAgra Foods, Inc.                                               341,620
                                              8,800      General Mills, Inc.                                               437,448

                                                  Master Enhanced S&P 500 Series

----------------------------------------------------------------------------------------------------------------------------------
Industry*                               Shares Held      Common Stocks                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Food Products (concluded)                    12,100      HJ Heinz Co.                                                $     471,779
                                              8,500      Hershey Foods Corp.                                               472,090
                                             13,500      Kellogg Co.                                                       602,910
                                              3,900      McCormick & Co., Inc.                                             150,540
                                             52,600      Sara Lee Corp.                                                  1,269,764
                                              7,600      WM Wrigley Jr Co.                                                 525,844
                                                                                                                     -------------
                                                                                                                         5,192,516
----------------------------------------------------------------------------------------------------------------------------------
Gas Utilities - 0.1%                          4,500      KeySpan Corp.                                                     177,525
                                              3,615      NiSource, Inc.                                                     82,350
                                              1,200      Nicor, Inc.                                                        44,328
                                              1,100      Peoples Energy Corp.                                               48,345
                                                                                                                     -------------
                                                                                                                           352,548
----------------------------------------------------------------------------------------------------------------------------------
Health Care Equipment & Supplies                500      Bausch & Lomb, Inc.                                                32,230
- 2.6%                                       15,200      Baxter International, Inc.                                        525,008
                                              8,500      Becton Dickinson & Co.                                            482,800
                                              7,100      Biomet, Inc.                                                      308,069
                                             22,400    + Boston Scientific Corp.                                           796,320
                                              4,100      CR Bard, Inc.                                                     262,318
                                             35,979    + Endocardial Solutions, Inc.                                       420,954
                                              9,000      Guidant Corp.                                                     648,900
                                              4,400    + Hospira, Inc.                                                     147,400
                                             32,400      Medtronic, Inc.                                                 1,609,308
                                             12,000    + Millipore Corp.                                                   597,720
                                             23,700      PerkinElmer, Inc.                                                 533,013
                                             11,957    + Sola International, Inc.                                          329,296
                                             23,300    + St. Jude Medical, Inc.                                            976,969
                                             12,800      Stryker Corp.                                                     617,600
                                              2,300    + Thermo Electron Corp.                                              69,437
                                              2,100    + Waters Corp.                                                       98,259
                                              6,900    + Zimmer Holdings, Inc.                                             552,828
                                                                                                                     -------------
                                                                                                                         9,008,429
----------------------------------------------------------------------------------------------------------------------------------
Health Care Providers & Services              4,700      Aetna, Inc. New Shares                                            586,325
- 2.5%                                       10,100      AmerisourceBergen Corp.                                           592,668
                                             19,955      Cardinal Health, Inc.                                           1,160,383
                                             24,809    + Caremark Rx, Inc.                                                 978,219
                                              4,700      Cigna Corp.                                                       383,379
                                              9,600      HCA, Inc.                                                         383,616
                                              3,800      Health Management Associates, Inc. Class A                         86,336
                                             14,400    + Humana, Inc.                                                      427,536
                                              6,593      IMS Health, Inc.                                                  153,024
                                                600    + Laboratory Corp. of America Holdings                               29,892
                                                600      Manor Care, Inc.                                                   21,258
                                             18,000      McKesson Corp.                                                    566,280
                                              6,214    + Medco Health Solutions, Inc.                                      258,502
                                              3,500      Quest Diagnostics                                                 334,425
                                             59,208      Select Medical Corp.                                            1,042,061
                                             13,100    + Tenet Healthcare Corp.                                            143,838
                                              7,956      UnitedHealth Group, Inc.                                          700,367
                                              8,400    + WellPoint, Inc.                                                   966,000
                                                                                                                     -------------
                                                                                                                         8,814,109
----------------------------------------------------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure - 1.8%         12,700    + Argosy Gaming Co.                                                 593,090
                                             11,595    + Caesars Entertainment, Inc.                                       233,523
                                             19,427      Carnival Corp.                                                  1,119,578
                                              1,700      Darden Restaurants, Inc.                                           47,158
                                                700      Harrah's Entertainment, Inc.                                       46,823
                                              9,100      Hilton Hotels Corp.                                               206,934
                                              8,200      International Game Technology                                     281,916
                                             12,600      Mandalay Resort Group                                             887,418
                                              7,700      Marriott International, Inc. Class A                              484,946
                                             25,400      McDonald's Corp.                                                  814,324
                                             10,000    + Starbucks Corp.                                                   623,600
                                              4,400      Starwood Hotels & Resorts Worldwide, Inc.                         256,960
                                              3,200      Wendy's International, Inc.                                       125,632
                                              7,200      Yum! Brands, Inc.                                                 339,696
                                                                                                                     -------------
                                                                                                                         6,061,598
----------------------------------------------------------------------------------------------------------------------------------
Household Durables - 0.3%                     3,100      Black & Decker Corp.                                              273,823
                                              3,500      Centex Corp.                                                      208,530
                                              3,600      Leggett & Platt, Inc.                                             102,348
                                              2,200      Maytag Corp.                                                       46,420

                                                  Master Enhanced S&P 500 Series

----------------------------------------------------------------------------------------------------------------------------------
Industry*                               Shares Held      Common Stocks                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Household Durables (concluded)                4,200      Newell Rubbermaid, Inc.                                     $     101,598
                                              2,700      Pulte Homes, Inc.                                                 172,260
                                              1,600      Snap-On, Inc.                                                      54,976
                                                500      The Stanley Works                                                  24,495
                                              1,900      Whirlpool Corp.                                                   131,499
                                                                                                                     -------------
                                                                                                                         1,115,949
----------------------------------------------------------------------------------------------------------------------------------
Household Products - 1.6%                     2,800      Clorox Co.                                                        165,004
                                             13,300      Colgate-Palmolive Co.                                             680,428
                                             13,900      Kimberly-Clark Corp.                                              914,759
                                             71,400      Procter & Gamble Co.                                            3,932,712
                                                                                                                     -------------
                                                                                                                         5,692,903
----------------------------------------------------------------------------------------------------------------------------------
IT Services - 1.2%                           14,900      Automatic Data Processing, Inc.                                   660,815
                                                  6    + Cognizant Technology Solutions Corp.                                  254
                                             14,700    + Computer Sciences Corp.                                           828,639
                                              4,000    + Convergys Corp.                                                    59,960
                                             12,000      Electronic Data Systems Corp.                                     277,200
                                             25,255      First Data Corp.                                                1,074,348
                                              6,450    + Fiserv, Inc.                                                      259,225
                                             12,988    + Meta Group, Inc.                                                  127,282
                                              8,600      Paychex, Inc.                                                     293,088
                                              1,300      Sabre Holdings Corp. Class A                                       28,808
                                             10,300    + Sungard Data Systems, Inc.                                        291,799
                                              9,400    + Unisys Corp.                                                       95,692
                                                                                                                     -------------
                                                                                                                         3,997,110
----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 3.9%               8,200      3M Co.                                                            672,974
                                            297,800      General Electric Co.                                           10,869,700
                                              5,000      Textron, Inc.                                                     369,000
                                             48,642      Tyco International Ltd.                                         1,738,465
                                                                                                                     -------------
                                                                                                                        13,650,139
----------------------------------------------------------------------------------------------------------------------------------
Insurance - 4.2%                             17,800      ACE Ltd.                                                          760,950
                                             15,100      Aflac, Inc.                                                       601,584
                                             21,100      The Allstate Corp.                                              1,091,292
                                             73,375      American International Group, Inc.                              4,818,536
                                              4,200      Chubb Corp.                                                       322,980
                                              2,745      Cincinnati Financial Corp.                                        121,494
                                             19,200      Hartford Financial Services Group, Inc.                         1,330,752
                                              3,100      Jefferson-Pilot Corp.                                             161,076
                                             15,500      Lincoln National Corp.                                            723,540
                                              5,400      MBIA, Inc.                                                        341,712
                                                 42      Manulife Financial Corp.                                            1,940
                                             13,200      Marsh & McLennan Cos., Inc.                                       434,280
                                             19,000      Metlife, Inc.                                                     769,690
                                             14,400      Prudential Financial, Inc.                                        791,424
                                             38,829      The St. Paul Travelers Cos., Inc.                               1,439,391
                                              3,100      Torchmark Corp.                                                   177,134
                                             25,300      UnumProvident Corp.                                               453,882
                                              3,900      XL Capital Ltd. Class A                                           302,835
                                                                                                                     -------------
                                                                                                                        14,644,492
----------------------------------------------------------------------------------------------------------------------------------
Internet & Catalog Retail - 0.4%             12,700    + eBay, Inc.                                                      1,476,756
----------------------------------------------------------------------------------------------------------------------------------
Internet Software & Services - 0.5%           4,326    + TippingPoint Technologies, Inc.                                   202,024
                                             40,132    + Yahoo!, Inc.                                                    1,512,174
                                                                                                                     -------------
                                                                                                                         1,714,198
----------------------------------------------------------------------------------------------------------------------------------
Leisure Equipment & Products - 0.2%           1,200      Brunswick Corp.                                                    59,400
                                             10,100      Eastman Kodak Co.                                                 325,725
                                              5,000      Hasbro, Inc.                                                       96,900
                                             11,700      Mattel, Inc.                                                      228,033
                                                                                                                     -------------
                                                                                                                           710,058
----------------------------------------------------------------------------------------------------------------------------------
Machinery - 1.2%                              5,900      Caterpillar, Inc.                                                 575,309
                                                500      Cummins, Inc.                                                      41,895
                                             10,000      Danaher Corp.                                                     574,100
                                              5,900      Deere & Co.                                                       438,960
                                              5,300      Dover Corp.                                                       222,282
                                              9,900      Eaton Corp.                                                       716,364
                                              7,600      Illinois Tool Works, Inc.                                         704,368
                                              3,700      Ingersoll-Rand Co. Class A                                        297,110
                                                600    + Navistar International Corp.                                       26,388
                                              5,700      Paccar, Inc.                                                      458,736
                                                800      Pall Corp.                                                         23,160
                                                                                                                     -------------
                                                                                                                         4,078,672
----------------------------------------------------------------------------------------------------------------------------------
Media - 3.9%                                 16,200      Clear Channel Communications, Inc.                                542,538
                                             59,957    + Comcast Corp. Class A                                           1,995,369

                                                  Master Enhanced S&P 500 Series

----------------------------------------------------------------------------------------------------------------------------------
Industry*                               Shares Held      Common Stocks                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Media (concluded)                            44,200    + Interpublic Group of Cos., Inc.                             $     592,280
                                                800      Knight-Ridder, Inc.                                                53,552
                                             15,100      Meredith Corp.                                                    818,420
                                             35,367      Metro-Goldwyn-Mayer, Inc.                                         420,160
                                              4,100      New York Times Co. Class A                                        167,280
                                             94,700      News Corp. Class A                                              1,767,102
                                              5,300      Omnicom Group                                                     446,896
                                            122,025    + Time Warner, Inc.                                               2,372,166
                                              9,800      Tribune Co.                                                       412,972
                                             22,500    + Univision Communications, Inc. Class A                            658,575
                                                262      Viacom, Inc. Class A                                                9,715
                                             42,335      Viacom, Inc. Class B                                            1,540,571
                                             56,100      Walt Disney Co.                                                 1,559,580
                                                  1      Washington Post Class B                                               983
                                                                                                                     -------------
                                                                                                                        13,358,159
----------------------------------------------------------------------------------------------------------------------------------
Metals & Mining - 0.5%                       24,500      Alcoa, Inc.                                                       769,790
                                              2,700      Allegheny Technologies, Inc.                                       58,509
                                              6,400      Freeport-McMoRan Copper & Gold, Inc. Class B                      244,672
                                             10,500      Newmont Mining Corp.                                              466,305
                                              4,500      Nucor Corp.                                                       235,530
                                                                                                                     -------------
                                                                                                                         1,774,806
----------------------------------------------------------------------------------------------------------------------------------
Multi-Utilities & Unregulated Power          52,200    + The AES Corp.                                                     713,574
- 0.8%                                        5,400    + CMS Energy Corp.                                                   56,430
                                                200    + Calpine Corp.                                                         788
                                             16,700      Constellation Energy Group, Inc.                                  729,957
                                              8,000      Dominion Resources, Inc.                                          541,920
                                             10,600    + Dynegy, Inc. Class A                                               48,972
                                                  1      National Grid Transco Plc (d)                                          48
                                              6,700      Public Service Enterprise Group, Inc.                             346,859
                                              8,000      Sempra Energy                                                     293,440
                                                                                                                     -------------
                                                                                                                         2,731,988
----------------------------------------------------------------------------------------------------------------------------------
Multiline Retail - 1.1%                       3,100    + Big Lots, Inc.                                                     37,603
                                              2,300      Dillard's, Inc. Class A                                            61,801
                                              7,500      Dollar General Corp.                                              155,775
                                              2,400      Family Dollar Stores, Inc.                                         74,952
                                             14,600      Federated Department Stores                                       843,734
                                              6,700      JC Penney Co, Inc. Holding Co.                                    277,380
                                              8,600    + Kohl's Corp.                                                      422,862
                                             24,300      The May Department Stores Co.                                     714,420
                                              2,600      Nordstrom, Inc.                                                   121,498
                                              6,000      Sears Roebuck & Co.                                               306,180
                                             17,300      Target Corp.                                                      898,389
                                                                                                                     -------------
                                                                                                                         3,914,594
----------------------------------------------------------------------------------------------------------------------------------
Office Electronics - 0.2%                    44,100    + Xerox Corp.                                                       750,141
----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas - 6.3%                              1,600      Amerada Hess Corp.                                                131,808
                                                900      Anadarko Petroleum Corp.                                           58,329
                                             23,600      Apache Corp.                                                    1,193,452
                                                500      Ashland, Inc.                                                      29,190
                                             13,000      Burlington Resources, Inc.                                        565,500
                                             59,624      ChevronTexaco Corp.                                             3,130,856
                                              6,851      ConocoPhillips                                                    594,872
                                             31,790      Devon Energy Corp.                                              1,237,267
                                              2,200      EOG Resources, Inc.                                               156,992
                                            181,700      Exxon Mobil Corp.                                               9,313,942
                                             10,426      Kaneb Services LLC                                                450,299
                                              2,300      Kinder Morgan, Inc.                                               168,199
                                             29,500      Marathon Oil Corp.                                              1,109,495
                                             23,600      Occidental Petroleum Corp.                                      1,377,296
                                             11,400      Stelmar Shipping Ltd.                                             543,894
                                              2,900      Sunoco, Inc.                                                      236,959
                                              5,600      Unocal Corp.                                                      242,144
                                             17,600      Valero Energy Corp.                                               799,040
                                              8,500      XTO Energy, Inc.                                                  300,730
                                                                                                                     -------------
                                                                                                                        21,640,264
----------------------------------------------------------------------------------------------------------------------------------
Paper & Forest Products - 0.8%               14,200      Georgia-Pacific Corp.                                             532,216
                                             11,700      International Paper Co.                                           491,400
                                              3,100      Louisiana-Pacific Corp.                                            82,894
                                              8,379      MeadWestvaco Corp.                                                283,964
                                             17,700      Weyerhaeuser Co.                                                1,189,794
                                                                                                                     -------------
                                                                                                                         2,580,268
----------------------------------------------------------------------------------------------------------------------------------

                                                  Master Enhanced S&P 500 Series

----------------------------------------------------------------------------------------------------------------------------------
Industry*                               Shares Held      Common Stocks                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Personal Products - 0.6%                     11,400      Avon Products, Inc.                                         $     441,180
                                             14,022    + The DEL Laboratories, Inc.                                        487,265
                                             28,000      The Gillette Co.                                                1,253,840
                                                                                                                     -------------
                                                                                                                         2,182,285
----------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - 6.2%                       41,900      Abbott Laboratories                                             1,954,635
                                             40,900      Bristol-Myers Squibb Co.                                        1,047,858
                                             30,600      Eli Lilly & Co.                                                 1,736,550
                                              9,300    + Forest Laboratories, Inc.                                         417,198
                                             83,586      Johnson & Johnson                                               5,301,024
                                              6,900    + King Pharmaceuticals, Inc.                                         85,560
                                             76,602      Merck & Co., Inc.                                               2,461,988
                                              6,100      Mylan Laboratories                                                107,848
                                            215,340      Pfizer, Inc.                                                    5,790,493
                                             44,500      Schering-Plough Corp.                                             929,160
                                              3,100    + Watson Pharmaceuticals, Inc.                                      101,711
                                             32,300      Wyeth                                                           1,375,657
                                                                                                                     -------------
                                                                                                                        21,309,682
----------------------------------------------------------------------------------------------------------------------------------
Real Estate - 1.0%                              300      Apartment Investment & Management Co. Class A                      11,562
                                              7,700      Archstone-Smith Trust                                             294,910
                                             14,400      Equity Office Properties Trust                                    419,328
                                              6,900      Equity Residential                                                249,642
                                             24,523      LNR Property Corp.                                              1,542,742
                                              2,900      Plum Creek Timber Co., Inc.                                       111,476
                                              5,000      Prologis                                                          216,650
                                              4,900      Simon Property Group, Inc.                                        316,883
                                                                                                                     -------------
                                                                                                                         3,163,193
----------------------------------------------------------------------------------------------------------------------------------
Road & Rail - 0.6%                           18,900      Burlington Northern Santa Fe Corp.                                894,159
                                              3,800      CSX Corp.                                                         152,304
                                              8,700      Norfolk Southern Corp.                                            314,853
                                             12,100      Union Pacific Corp.                                               813,725
                                                                                                                     -------------
                                                                                                                         2,175,041
----------------------------------------------------------------------------------------------------------------------------------
Semiconductors & Semiconductor                8,500    + Advanced Micro Devices, Inc.                                      187,170
Equipment - 3.0%                             34,000    + Altera Corp.                                                      703,800
                                             11,100      Analog Devices, Inc.                                              409,812
                                             51,000    + Applied Materials, Inc.                                           872,100
                                              8,600    + Applied Micro Circuits Corp.                                       36,206
                                              7,600    + Broadcom Corp. Class A                                            245,328
                                             22,212    + Dupont Photomasks, Inc.                                           586,619
                                              3,700    + Freescale Semiconductor, Inc. Class A                              65,934
                                              7,600    + Freescale Semiconductor, Inc. Class B                             139,536
                                            178,100      Intel Corp.                                                     4,165,759
                                             15,900    + Kla-Tencor Corp.                                                  740,622
                                             10,700    + LSI Logic Corp.                                                    58,636
                                             10,300      Linear Technology Corp.                                           399,228
                                             10,397      Maxim Integrated Products, Inc.                                   440,729
                                             21,100    + Micron Technology, Inc.                                           260,585
                                              7,100      National Semiconductor Corp.                                      127,445
                                              2,000    + Novellus Systems, Inc.                                             55,780
                                              5,000    + PMC - Sierra, Inc.                                                 56,250
                                              5,500    + Teradyne, Inc.                                                     93,885
                                             15,800      Texas Instruments, Inc.                                           388,996
                                              8,100      Xilinx, Inc.                                                      240,165
                                                                                                                     -------------
                                                                                                                        10,274,585
----------------------------------------------------------------------------------------------------------------------------------
Software - 4.1%                               5,800      Adobe Systems, Inc.                                               363,892
                                              6,400      Autodesk, Inc.                                                    242,880
                                             22,900    + BMC Software, Inc.                                                425,940
                                              2,700    + Citrix Systems, Inc.                                               66,231
                                             18,300      Computer Associates International, Inc.                           568,398
                                             10,800    + Compuware Corp.                                                    69,876
                                              7,600    + Electronic Arts, Inc.                                             468,768
                                              4,900    + Intuit, Inc.                                                      215,649
                                              1,200    + Mercury Interactive Corp.                                          54,660
                                            306,200      Microsoft Corp.                                                 8,178,602
                                              5,337    + Nassda Corp.                                                       36,825
                                             10,500    + Novell, Inc.                                                       70,875
                                            148,300    + Oracle Corp.                                                    2,034,676
                                              7,500    + Parametric Technology Corp.                                        44,175
                                             14,200    + Siebel Systems, Inc.                                              149,100
                                              5,278    + Symantec Corp.                                                    135,961
                                             32,593    + Veritas Software Corp.                                            930,530
                                                                                                                     -------------
                                                                                                                        14,057,038
----------------------------------------------------------------------------------------------------------------------------------

                                                  Master Enhanced S&P 500 Series

----------------------------------------------------------------------------------------------------------------------------------
Industry*                               Shares Held      Common Stocks                                                       Value
----------------------------------------------------------------------------------------------------------------------------------
Specialty Retail - 2.5%                       7,500    + Autonation, Inc.                                            $     144,075
                                              1,500    + Autozone, Inc.                                                    136,965
                                              9,800    + Bed Bath & Beyond, Inc.                                           390,334
                                              8,300      Best Buy Co., Inc.                                                493,186
                                              2,000      Circuit City Stores, Inc.                                          31,280
                                             27,700      The Gap, Inc.                                                     585,024
                                             61,800      Home Depot, Inc.                                                2,641,332
                                             20,700      Lowe's Cos., Inc.                                               1,192,113
                                              8,874      Limited Brands, Inc.                                              204,279
                                             17,200    + Office Depot, Inc.                                                298,592
                                             18,500      OfficeMax, Inc.                                                   580,530
                                              6,000      RadioShack Corp.                                                  197,280
                                              5,400      The Sherwin-Williams Co.                                          241,002
                                             11,700      Staples, Inc.                                                     394,407
                                             37,200      TJX Cos., Inc.                                                    934,836
                                              4,100      Tiffany & Co.                                                     131,077
                                              3,400    + Toys "R" Us, Inc.                                                  69,598
                                                                                                                     -------------
                                                                                                                         8,665,910
----------------------------------------------------------------------------------------------------------------------------------
Textiles, Apparel & Luxury Goods              4,100    + Coach, Inc.                                                       231,240
- 0.2%                                        3,500      Jones Apparel Group, Inc.                                         127,995
                                              3,100      Liz Claiborne, Inc.                                               130,851
                                              1,600      Reebok International Ltd.                                          70,400
                                              6,200      VF Corp.                                                          343,356
                                                                                                                     -------------
                                                                                                                           903,842
----------------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage Finance - 1.5%            30,600      Countrywide Financial Corp.                                     1,132,506
                                             14,400      Fannie Mae                                                      1,025,424
                                             20,720      Freddie Mac                                                     1,527,064
                                              1,500      MGIC Investment Corp.                                             103,365
                                              7,683      Sovereign Bancorp, Inc.                                           173,252
                                             26,791      Washington Mutual, Inc.                                         1,132,723
                                                                                                                     -------------
                                                                                                                         5,094,334
----------------------------------------------------------------------------------------------------------------------------------
Tobacco - 1.1%                               59,300      Altria Group, Inc.                                              3,623,230
                                              6,400      UST, Inc.                                                         307,904
                                                                                                                     -------------
                                                                                                                         3,931,134
----------------------------------------------------------------------------------------------------------------------------------
Trading Companies & Distributors              2,600      WW Grainger, Inc.                                                 173,212
- 0.1%
----------------------------------------------------------------------------------------------------------------------------------
Wireless Telecommunication Services          31,327    + Nextel Communications, Inc. Class A                               939,810
- 0.3%
----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Common Stocks                            326,504,612
                                                         (Cost - $265,102,160) - 94.3%
----------------------------------------------------------------------------------------------------------------------------------

                                                         Preferred Stocks
----------------------------------------------------------------------------------------------------------------------------------
Oil & Gas - 0.3%                              7,716      Amerada Hess Corp.                                                570,598
                                              7,063      Valero Energy Corp.                                               318,718
----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Preferred Stocks
                                                         (Cost - $776,458) - 0.3%                                          889,316
----------------------------------------------------------------------------------------------------------------------------------

                                                         Warrants (a)
----------------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 0.0%               1,040      Lucent Technologies, Inc.                                           1,643
----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Warrants
                                                         (Cost - $1,726) - 0.0%                                              1,643
----------------------------------------------------------------------------------------------------------------------------------

                                        Face Amount      Fixed Income Securities
----------------------------------------------------------------------------------------------------------------------------------
Biotechnology - 0.1%                    $   375,000      Genzyme Corp.,  1.25% due 12/01/2023 (Convertible)                397,500
----------------------------------------------------------------------------------------------------------------------------------
Industrial Conglomerates - 0.1%             194,000      Tyco International Group SA,  3.125% due 1/15/2023
                                                         (Convertible)                                                     325,920
----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Fixed Income Securities
                                                         (Cost - $669,703) - 0.2%                                          723,420
----------------------------------------------------------------------------------------------------------------------------------

                                         Beneficial
                                           Interest      Short-Term Securities
----------------------------------------------------------------------------------------------------------------------------------
                                         16,708,604      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)    16,708,604
----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments in Short-Term Securities
                                                         (Cost - $16,708,604) - 4.8%                                    16,708,604
----------------------------------------------------------------------------------------------------------------------------------
                                                         Total Investments (Cost - $283,258,651**) - 99.6%             344,827,595

                                                         Other Assets Less Liabilities - 0.4%                            1,446,856
                                                                                                                     -------------
                                                         Net Assets - 100.0%                                         $ 346,274,451
                                                                                                                     =============

                                                      Master Enhanced S&P Series

Schedule of Investments as of December 31, 2004 (concluded)

+     Non-income producing security.
* For Series compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 290,377,984
                                                                  =============
      Gross unrealized appreciation                               $  57,997,732
      Gross unrealized depreciation                                  (3,548,121)
                                                                  -------------
      Net unrealized appreciation                                 $  54,449,611
                                                                  =============

(a) Warrants entitle the Series to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b) Investments in companies considered to be an affiliate of the Series (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                                            Interest/
      Affiliate                                                    Net Activity       Dividend Income
      -----------------------------------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                                          (1,200)          $     1,552
      Merrill Lynch Liquidity Series, LLC Cash Sweep Series I       $ 7,845,113           $   249,262
      Merrill Lynch Liquidity Series, LLC Money
      Market Series                                                 $(1,273,948)          $     1,524
      Merrill Lynch Premier Institutional Fund                         (424,652)          $       199
      -----------------------------------------------------------------------------------------------

(c) Represents ownership in S&P 500 SPDR Trust, a registered unit investment trust. The investment objective of the S&P 500 SPDR Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component stock.
(d)   Depositary Receipts.

      Financial futures contracts purchased as of December 31, 2004 were as follows:

      Number of                    Expiration          Face          Unrealized
      Contracts       Issue           Date            Value         Appreciation
      --------------------------------------------------------------------------
          88      S&P 500 Index    March 2005     $ 26,179,453       $ 521,947
      --------------------------------------------------------------------------

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2004
======================================================================================================================
Assets:                Investments in unaffiliated securities, at value
                       (identified cost-$266,469,151) .............................                      $ 328,035,313
                       Investments in affiliated securities, at value (identified
                       cost $16,789,500) ..........................................                         16,792,282
                       Cash on deposit for financial futures contracts ............                          1,408,000
                       Cash .......................................................                            107,786
                       Receivables:
                             Securities sold ......................................    $     585,478
                             Dividends ............................................          420,745
                             Interest (including $31,260 from affiliates) .........           34,460
                             Securities lending ...................................              190         1,040,873
                                                                                       -------------
                       Prepaid expenses and other assets ..........................                              3,409
                                                                                                         -------------
                       Total assets ...............................................                        347,387,663
                                                                                                         -------------
======================================================================================================================
Liabilities:           Payables:
                             Securities purchased .................................          556,492
                             Withdrawals ..........................................          504,987
                             Variation margin .....................................           22,000
                             Investment adviser ...................................            3,606
                             Other Affiliates .....................................            2,061         1,089,146
                                                                                       -------------
                       Accrued expenses ...........................................                             24,066
                                                                                                         -------------
                       Total liabilities ..........................................                          1,113,212
                                                                                                         -------------
======================================================================================================================
Net Assets:            Net assets .................................................                      $ 346,274,451
                                                                                                         =============
======================================================================================================================
Net Assets             Investors' capital .........................................                      $ 284,183,560
Consist of:            Unrealized appreciation-net ................................                         62,090,891
                                                                                                         -------------
                       Net assets .................................................                      $ 346,274,451
                                                                                                         =============
======================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004
======================================================================================================================
Investment             Dividends (including $1,552 from affiliates)
Income:                (net of $110 foreign withholding tax) ......................                      $   7,212,033
                       Interest (including $249,262 from affiliates) ..............                            251,590
                       Securities lending-net .....................................                              1,723
                                                                                                         -------------
                       Total income ...............................................                          7,465,346
                                                                                                         -------------
======================================================================================================================
Expenses:              Professional fees ..........................................    $      71,327
                       Custodian fees .............................................           50,382
                       Accounting services ........................................           48,510
                       Investment advisory fees ...................................           36,231
                       Printing and shareholder reports ...........................            3,960
                       Trustees' fees and expenses ................................            3,354
                       Pricing fees ...............................................              175
                       Other ......................................................           13,006
                                                                                       -------------
                       Total expenses .............................................                            226,945
                                                                                                         -------------
                       Investment income-net ......................................                          7,238,401
                                                                                                         -------------
======================================================================================================================
Realized &             Realized gain (loss) on:
Unrealized Gain           Investments (including ($13,221) from affiliates)-net ...       17,247,514
(Loss)-Net                Foreign currency-net ....................................             (165)
                          Future contracts-net ....................................        2,147,633
                          Options written .........................................          306,556        19,701,538
                                                                                       -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments-net .........................................       16,868,276
                          Future contracts-net ....................................          119,399        16,987,675
                                                                                       -------------     -------------
                       Total realized and unrealized gain-net .....................                         36,689,213
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  43,927,614
                                                                                                         =============
======================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    For the
                                                                                                  Year Ended
                                                                                                 December 31,
                                                                                       -------------------------------
                       Increase (Decrease) in Net Assets:                                   2004              2003
======================================================================================================================
Operations:            Investment income-net ......................................    $   7,238,401     $   3,378,190
                       Realized gain-net ..........................................       19,701,538           547,156
                       Change in unrealized appreciation/depreciation-net .........       16,987,675        47,047,366
                                                                                       -------------     -------------
                       Net increase in net assets resulting from operations .......       43,927,614        50,972,712
                                                                                       -------------     -------------

======================================================================================================================
Capital                Proceeds from contributions ................................      171,647,163        73,722,376
Transactions:          Fair value of withdrawals ..................................     (138,774,854)      (14,812,247)
                                                                                       -------------     -------------
                       Net increase in net assets derived from capital transactions       32,872,309        58,910,129
                                                                                       -------------     -------------

======================================================================================================================
Net Assets:            Total increase in net assets ...............................       76,799,923       109,882,841
                       Beginning of year ..........................................      269,474,528       159,591,687
                                                                                       -------------     -------------
                       End of year ................................................    $ 346,274,451     $ 269,474,528
                                                                                       =============     =============
======================================================================================================================

      See Notes to Financial Statements.

                                                  Master Enhanced S&P 500 Series

FINANCIAL HIGHLIGHTS

                                                                                                                     For
                                                                                                                  the Period
                                                                                                                 September 1,
                  The following ratios have                              For the Year Ended December 31,           2000+ to
                  been derived from information provided      -----------------------------------------------    December 31,
                  in the financial statements.                  2004         2003         2002          2001         2000
=============================================================================================================================
Total Investment                                                 11.51%       27.63%      (21.61%)      (11.67%)           --
Return**:                                                     ========     ========     ========      ========       ========
=============================================================================================================================
Ratios to         Expenses, net of reimbursement .........         .06%         .09%         .08%          .08%           .08%*
Average Net                                                   ========     ========     ========      ========       ========
Assets:           Expenses ...............................         .06%         .09%         .18%          .20%           .44%*
                                                              ========     ========     ========      ========       ========
                  Investment income-net ..................        1.99%        1.70%        1.59%         1.36%          1.42%*
                                                              ========     ========     ========      ========       ========
=============================================================================================================================
Supplemental      Net assets, end of period (in thousands)    $346,274     $269,475     $159,592      $ 74,073       $ 41,184
Data:                                                         ========     ========     ========      ========       ========
                  Portfolio turnover .....................      119.58%       78.62%      101.85%       136.32%         49.36%
                                                              ========     ========     ========      ========       ========
=============================================================================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.

Master Enhanced S&P 500 Series

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Master Enhanced S&P 500 Series (the "Series") is part of Quantitative Master Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Series, subject to certain limitations. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments - Equity securities that are held by the Series that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments - The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts - The Series may purchase or sell financial futures contracts and options on such futures contracts as a proxy for a direct investment in securities underlying the Series' index. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps - The Series may enter into swap agreements, which are over-the-counter contracts in which the Series and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

o Options - The Series may purchase and write covered call and put options. When the Series writes an option, an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts - The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures - The Series may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered, or committed or anticipated to be purchased by the Series.

(c) Foreign currency transactions - Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes - The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income - Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending - The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Series' portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the Series' average daily net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM may, on behalf of the Trust and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended December 31, 2004, MLIM, LLC received $733 in securities lending agent fees from the Series.

For the year ended December 31, 2004, the Series reimbursed FAM $7,506 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI and/or ML & Co.

NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $442,462,025 and $408,236,738, respectively.

Transactions in call options written for the year ended December 31, 2004 were as follows:

================================================================================
                                                    Number of         Premiums
Call Options Written                                Contracts         Received
================================================================================
Outstanding call options written,
  beginning of year ........................               --                --
Options written ............................            5,886         $ 231,571
Options expired ............................           (1,130)          (48,799)
Options exercised ..........................             (200)           (8,250)
Options closed .............................           (4,556)         (174,522)
                                                    ---------------------------
Outstanding call options written,
  end of year ..............................               --         $      --
                                                    ===========================
--------------------------------------------------------------------------------

Transactions in put options written for the year ended December 31, 2004 were as follows:

================================================================================
                                                    Number of         Premiums
Put Options Written                                 Contracts         Received
================================================================================
Outstanding put options written,
  beginning of year ........................               --                --
Options written ............................           12,664         $ 418,298
Options expired ............................           (7,253)         (215,265)
Options exercised ..........................             (647)          (17,508)
Options closed .............................           (4,764)         (185,525)
                                                    ---------------------------
Outstanding put options written,
  end of year ..............................               --         $      --
                                                    ===========================
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Trust, on behalf of the Series, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .07% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Series' election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the year ended December 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Investors and Board of Trustees of Quantitative Master Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Enhanced S&P 500 Series, one of the portfolios constituting the Quantitative Master Series Trust (the "Trust"), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Enhanced S&P 500 Series of the Quantitative Master Series Trust as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
February 25, 2005

Officers and Trustees

                                                                                                         Number of
                                                                                                        Portfolios
                                                                                                          in Fund      Other Public
                           Position(s)   Length                                                           Complex      Directorships
                            Held with    of Time     Principal Occupation(s) During Past                Overseen by      Held by
   Name     Address & Age     Trust      Served                     5 Years                               Trustee        Trustee
====================================================================================================================================
Interested Trustee
====================================================================================================================================
Terry K.    P.O. Box 9011  President    2000 to  President and Chairman of the                         124 Funds       None
Glenn*      Princeton, NJ  and Trustee  present  Merrill Lynch Investment Managers,                    163 Portfolios
            08543-9011                           L.P. ("MLIM")/Fund Asset
            Age: 64                              Management, L.P. ("FAM")-advised
                                                 funds since 1999; Chairman
                                                 (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice
                                                 President of MLIM and FAM (which
                                                 terms as used herein include their
                                                 corporate predecessors) from 1983
                                                 to 2002; President of FAM
                                                 Distributors, Inc. ("FAMD") from
                                                 1986 to 2002 and Director thereof
                                                 from 1991 to 2002; Executive Vice
                                                 President and Director of
                                                 Princeton Services, Inc.
                                                 ("Princeton Services") from 1993
                                                 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to
                                                 2002; Director of Financial Data
                                                 Services, Inc. since 1985.

            * Mr. Glenn is a trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person" as described in the Investment Company Act, of the Trust based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton Administrators, L.P.
            The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Trust President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
====================================================================================================================================
Donald W.   P.O. Box 9095  Trustee      2002 to  General Partner of The Burton                         23 Funds        ITC Delta-
Burton      Princeton, NJ               present  Partnership, Limited partnership                      42 Portfolios   Com, Inc.,
            08543-9095                           (an Investment Partnership) since                                     Knology,
            Age: 60                              1979; Managing General Partner of                                     Inc.,
                                                 The South Atlantic Venture Funds,                                     Symbion,
                                                 since 1983; Member of the                                             Inc.
                                                 Investment Advisory Committee of
                                                 the Florida State Board of
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
M. Colyer   P.O. Box 9095  Trustee      2000 to  James R. Williston Professor of                       24 Funds        Cambridge
Crum        Princeton, NJ               present  Investment Management Emeritus,                       43 Portfolios   Bancorp
            08543-9095                           Harvard Business School since
            Age: 72                              1996; James R. Williston Professor
                                                 of Investment Management, Harvard
                                                 Business School from 1971 to 1996.
------------------------------------------------------------------------------------------------------------------------------------
Laurie      P.O. Box 9095  Trustee      2000 to  Professor of Finance and                              23 Funds        None
Simon       Princeton, NJ               present  Economics, Graduate School of                         42 Portfolios
Hodrick     08543-9095                           Business, Columbia University
            Age: 42                              since 1998.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O Box 9095   Trustee      2003 to  Consultant with Putnam Investments                    23 Funds        None
Walsh       Princeton, NJ               present  from 1993 to 2003 and employed in                     42 Portfolios
            08543-9095                           various capacities therewith from
            Age: 63                              1973 to 1992; Director, The
                                                 National Audubon Society since
                                                 1998; Director, The American
                                                 Museum of Fly Fishing since 1997.
------------------------------------------------------------------------------------------------------------------------------------

Officers and Trustees (concluded)

                                                                                                    Number of       Other
                                                                                                    Portfolios in   Public
                           Position(s)  Length                                                      Fund Complex    Directorships
                           Held with    of Time  Principal Occupation(s)                            Overseen by     Held by
Name        Address & Age  Trust        Served   During Past 5 Years                                Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
====================================================================================================================================
Fred G.     P.O. Box 9095  Trustee      2000 to  Managing Director of FGW                           23 Funds        Watson
Weiss       Princeton, NJ               present  Associates since 1997;                             42 Portfolios   Pharmaceuticals,
            08543-9095                           Vice President,                                                    Inc.
            Age: 63                              Planning, Investment and
                                                 Development of Warner
                                                 Lambert Co. from 1979 to
                                                 1997; Director of
                                                 Michael J. Fox
                                                 Foundation for
                                                 Parkinson's Research
                                                 since 2000; Director of
                                                 BTG International, Plc
                                                 (a global technology
                                                 commercialization
                                                 company) since 2001.

            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

====================================================================================================================================
Trust Officers
====================================================================================================================================
Donald C.   P.O. Box 9011  Vice         1997 to  First Vice President of FAM and MLIM since 1997 and
Burke       Princeton, NJ  President    present  Treasurer thereof since 1999; Senior Vice President and
            08543-9011     and          and      Treasurer of Princeton Services since 1999 and Director
            Age: 44        Treasurer    1999 to  since 2004; Vice President of FAMD since 1999; Vice present  President of MLIM and FAM from 1990 to 1997; Director of
                                                 Taxation of MLIM from 1990 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior       1999 to  President of MLIM/FAM-advised funds since 2005; President of
Doll, Jr.   Princeton, NJ  Vice         present  MLIM and FAM since 2001; Co-Head (Americas Region) thereof
            08543-9011     President             from 2000 to 2001 and Senior Vice President from 1999 to
            Age: 50                              2001; President and Director of Princeton Services, Inc.
                                                 since 2001; President of Princeton Administrators, L.P.
                                                 since 2001; Chief Investment Officer of Oppenheimer Funds,
                                                 Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Richard J.  P.O. Box 9011  Vice         1999 to  Managing Director and Head of Global Index and Enhanced
Vella       Princeton, NJ  President    present  Index products for Merrill Lynch Quantitative Advisors since
            08543-9011                           1999; Managing Director and Head of the Global Index and
            Age: 48                              Enhanced Index business at Bankers Trust from 1984 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O Box 9011   Chief        2004 to  Chief Compliance officer of the MLIM/FAM-advised funds and
Hiller      Princeton, NJ  Compliance   present  First Vice President and Chief Compliance Officer of MLIM
            08543-9011     Officer               since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset
                                                 Management from 2000 to 2002; Chief Compliance Officer at
                                                 Soros Fund Management in 2000; Chief Compliance Officer at
                                                 Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Secretary of MLIM, FAM, FAMD and Princeton Services since
Pellegrino  Princeton, NJ               present  2004; Director (Legal Advisory) of MLIM since 2002; Vice
            08543-9011                           President of MLIM from 1999 to 2002; Attorney associated
            Age: 44                              with MLIM since 1997.
------------------------------------------------------------------------------------------------------------------------------------
            * Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Trust's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

JPMorgan Chase Bank
4 Chase Metro Tech Center, 18th floor
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Effective January 1, 2005, Terry K. Glenn, President and Trustee and M. Coyler Crum, Trustee of Quantitative Master Series Trust retired. The Trust's Board of Trustees wishes Mr. Glenn and Professor Crum well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became Executive Vice President and Chief Investment Officer of the Trust.

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) M. Colyer Crum, (3) Laurie Simon Hodrick, (4) John F. O'Brien (as of November 22, 2004), (5) David H. Walsh and (6) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick and M. Colyer Crum qualify as financial experts pursuant to
         Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

         M. Colyer Crum also possesses a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting through a combination of education and experience. Professor Crum was a professor of investment management at the Harvard Business School for 25 years. The courses taught by Professor Crum place a heavy emphasis on the analysis of underlying company financial statements with respect to stock selection and the analysis of credit risk in making loans. Professor Crum has also served on a number of boards of directors and has served on the audit committees, and in some cases chaired the audit committee, for several major corporations and financial institutions. For two such organizations, Professor Crum has performed extensive investment analysis of financial statements in connection with investment management decisions. From these experiences, he has gained significant experience with the establishment of reserves and accounting policies, differences between U.S. GAAP and Canadian GAAP and executive compensation issues.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2004 - $31,300
                                  Fiscal Year Ending December 31, 2003 - $30,900

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2004 - $8,000
                                  Fiscal Year Ending December 31, 2003 - $8,500

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2004 - $11,926,355
             Fiscal Year Ending December 31, 2003 - $18,621,495

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Master Enhanced S&P 500 Series of Quantitative Master Series Trust


        By: /s/ Robert C. Doll, Jr.
            -----------------------------------
            Robert C. Doll, Jr.,
            Chief Executive Officer of
            Master Enhanced S&P 500 Series of Quantitative Master Series Trust

        Date: February 24, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Robert C. Doll, Jr.
            -----------------------------------
            Robert C. Doll, Jr.,
            Chief Executive Officer of
            Master Enhanced S&P 500 Series of Quantitative Master Series Trust

        Date: February 24, 2005


        By: /s/ Donald C. Burke
            -----------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Master Enhanced S&P 500 Series of Quantitative Master Series Trust

        Date: February 24, 2005